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                                                      SCHEDULE TO EXHIBIT 10.___


                          MORRISON KNUDSEN CORPORATION

             SCHEDULE OF SUPPLEMENTAL RETIREMENT BENEFITS AGREEMENTS


                       Name                   Date of Agreement
                       ----                   -----------------

                    William J. Agee            April 2, 1991

                    Robert A. Tinstman         August 3, 1990